UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2013

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)           The Annual Meeting of Cyclacel Pharmaceuticals, Inc. (the “Company”) was held on May 22, 2013 (the “Annual Meeting”).

(b)           Proposals Submitted to the Company’s Stockholders

Proposals Submitted to Holders of Common Stock

The following proposals were submitted to the holders of the Company’s shares of common stock and voted upon at the Annual Meeting: (i) the election of Sir John Banham as Class 1 director to the Company’s board of directors; (ii) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (iii) an advisory vote on the compensation of our named executive officers as disclosed in our proxy statement; and (iv) an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers.

(i)            Votes of the common stockholders regarding the election of Sir John Banham as a Class 1 director were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
1,605,029	0	262,857	5,756,323

Based on the votes set forth above, Sir John Banham was duly elected as a Class 1 director of the Company to serve until the 2016 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

(ii)           Votes of the common stockholders regarding the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,541,420	80,752	2,037	0

Based on the votes set forth above, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified.

(iii)          The advisory votes of the common stockholders on the compensation of our named executive officers as disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions
1,574,333	248,607	44,946

Based on the votes set forth above, the compensation of our named executive officers as set forth in our proxy statement for the Annual Meeting has been approved.

(iv)          The advisory votes of the common stockholders on whether the advisory vote on the compensation of our named executive officers should be held every year, every two years or every three years were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions
384,581	1,090,567	295,503	97,235

Based on the votes set forth above, the advisory vote on the compensation of our named executive officers will be held every two years.

Proposals Submitted to Holders of Preferred Stock

The election of Gregory T. Hradsky as a Class 1 director to the Company’s board of directors was submitted to the holders of the Company’s shares of preferred stock and voted upon at the Annual Meeting.  Votes of the preferred stockholders regarding the election of Gregory T. Hradsky as a Class 1 director were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,771	1,600	100	0

Based on the votes set forth above, Gregory T. Hradsky was duly elected as a Class 1 director of the Company to serve until the 2016 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

	By:	/s/ Paul McBarron
	Name:	Paul McBarron
	Title:	Executive Vice President—Finance,
Chief Financial Officer and
Chief Operating Officer

Date: May 22, 2013